AMENDED AND RESTATED FOREIGN CUSTODY MANAGER AGREEMENT

                                         SCHEDULE 1
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The following is a list of the  Investment  Companies and their  respective  Series for which the Custodian  shall serve under the Foreign  Custody  Manager  Agreement dated as of May 16, 2001.

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INVESTMENT COMPANY                     ORGANIZATION                  SERIES ---(IF APPLICABLE)
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Franklin Capital Growth Fund           Delaware Business
                                       Trust

Franklin Custodian Funds, Inc.         Maryland Corporation          Franklin Dynatech Fund
                                                                     Franklin Growth Fund
                                                                     Franklin Income Fund
                                                                     Franklin Utilities Fund

Franklin Floating Rate Master          Delaware Business             Franklin Floating Rate Master Series
Trust                                  Trust
Franklin Gold and Precious             Delaware Business
Metals Fund                            Trust

Franklin High Income Trust             Delaware Business             AGE High Income Fund
                                       Trust
Franklin Investors Securities          Massachusetts                 Franklin Convertible Securities Fund
Trust                                  Business Trust                Franklin Equity Income Fund
                                                                     Franklin Floating Rate Daily Access Fund
                                                                     Franklin Global Government Income Fund
                                                                     Franklin Total Return Fund

Franklin Managed Trust                 Delaware Business             Franklin Rising Dividends Fund
                                       Trust

Franklin Mutual Series Fund            Maryland Corporation          Mutual Beacon Fund
Inc.                                                                 Mutual Discovery Fund
                                                                     Mutual European Fund
                                                                     Mutual Financial Services Fund
                                                                     Mutual Qualified Fund
                                                                     Mutual Shares Fund

Franklin Real Estate                   Delaware Business             Franklin Real Estate Securities Fund
Securities Trust                       Trust
Franklin Strategic Mortgage            Delaware Business
Portfolio                              Trust

Franklin Strategic Series              Delaware Business             Franklin Aggressive Growth Fund
                                       Trust                         Franklin Biotechnology Discovery Fund
                                                                     Franklin Blue Chip Fund
                                                                     Franklin Global Communications Fund
                                                                     Franklin Global Health Care Fund
                                                                     Franklin Large Cap Growth Fund
                                                                     Franklin Natural Resources Fund
                                                                     Franklin Small-Mid Cap Growth Fund I
                                                                     Franklin Small Cap Growth Fund II
                                                                     Franklin Strategic Income Fund
                                                                     Franklin Technology Fund
                                                                     Franklin U.S. Long-Short Fund

Franklin Templeton Fund                                              Franklin Templeton Conservative Target
Allocator Series                                                     Fund
                                                                     Franklin Templeton Moderate Target Fund
                                                                     Franklin Templeton Growth Target Fund

Franklin Templeton                                                   Templeton Pacific Growth Fund
International Trust

Franklin Templeton Variable            Massachusetts                 Franklin Aggressive Growth Securities
Insurance Products Trust               Business Trust                Fund
                                                                     Franklin Global Communications
                                                                     Securities Fund
                                                                     Franklin Growth and Income Securities
                                                                     Fund
                                                                     Franklin High Income Fund
                                                                     Franklin Income Securities Fund
                                                                     Franklin Large Cap Growth Securities Fund
                                                                     Franklin Money Market Fund
                                                                     Franklin Real Estate Fund
                                                                     Franklin Rising Dividends Securities Fund
                                                                     Franklin Small Cap Fund
                                                                     Franklin Small Cap Value Securities Fund
                                                                     Franklin Strategic Income Securities Fund
                                                                     Franklin S&P 500 Index Fund
                                                                     Franklin Technology Securities Fund
                                                                     Franklin U.S. Government Fund
                                                                     Franklin Zero Coupon Fund - 2005
                                                                     Franklin Zero Coupon Fund - 2010
                                                                     Mutual Discovery Securities Fund
                                                                     Mutual Shares Securities Fund
                                                                     Templeton Global Income Securities Fund

Franklin Value Investors Trust         Massachusetts                 Franklin Balance Sheet Investment Fund
                                       Business Trust                Franklin Large Cap Value Fund
                                                                     Franklin MicroCap Value Fund
                                                                     Franklin Small Cap Value Fund

Institutional Fiduciary Trust          Massachusetts                 Franklin Structured Large Cap Core
                                       Business Trust                Equity Fund
                                                                     Franklin Structured Large Cap Growth
                                                                     Equity Fund

CLOSED END FUNDS:

Franklin Floating Rate Trust           Delaware Business
                                       Trust

Franklin Multi-Income Trust            Massachusetts
                                       Business Trust

Franklin Universal Trust               Massachusetts
                                       Business Trust
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                                                                                        revised 1-03
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